SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 1998

                               OMNICOM GROUP INC.
             (Exact name of registrant as specified in its charter)

                                    NEW YORK
                 (State or other jurisdiction of incorporation)

               1-10551                                  13-1514814
       (Commission File Number)             (I.R.S. Employer Identification No.)

                               437 Madison Avenue
                            New York, New York 10022
                    (Address of principal executive offices)

       Registrant's Telephone Number, Including Area Code): (212) 415-3600

Item 5. Other Events

      The exhibits listed in the Index to Exhibits under Item 7 below are filed for purpose of incorporating them into Omnicom Group Inc.'s Registration Statement on Form S-3 declared effective February 24, 1998 (File No. 333-46303) (the "Registration Statement").

Item 7. Financial Statements and Exhibits.

      (c) The exhibits accompanying this report are listed in the Index to Exhibits below and are hereby incorporated as part of Item 16 of the Registration Statement.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               OMNICOM GROUP, INC.

Date: March 6, 1998                            By: /s/Barry J. Wagner
                                                   -----------------------------
                                                   Barry J. Wagner
                                                   Secretary and General Counsel


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                               Index to Exhibits

Exhibit
Number                   Description of Exhibit                 Method of Filing
------                   ----------------------                 ----------------

1.3      Underwriting Agreement by and between Registrant        Filed herewith
         and Morgan Stanley & Co. Incorporated, dated
         March 4, 1998 (for Common Stock)

4.11     Specimen certificate representing shares of the         Filed herewith
         Registrant's Common Stock.


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